SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF

               THE SECURITIES EXCHANGE ACT OF

               1934

 Date of Report (Date of earliest event reported)
                          December 25, 1996


     Salomon Bros Mortgage Securities VII, Inc. 1996-LB3
   (Exact name of registrant as specified in its charter)


New York                               n/a
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)
c/o Norwest Bank Minnesota
National Association
Sixth Street & Marquette Avenue
Minneapolis,  Minnesota                           55479-
0069
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code
(612) 984-0979


     Salomon Bros Mortgage Securities VII, Inc. 1996-LB3
                          Form 8-K
                           INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4
INDEX OF EXHIBITS                                 5



ITEM 5. OTHER EVENTS

The Salomon Bros Mortgage Securities VII, Inc. 1996-LB3
makes monthly remittances to security holders.  The latest
remittance was made December 25, 1996.  We have furnished
a monthly remittance statement delivered to the trustee
with security holder payment instructions.
Monthly Remittance
Statement.................................................
 .. ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits
     21.1 Monthly Remittance Statement dated as of

December 25, 1996.





                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Salomon Bros Mortgage Securities
VII, Inc. 1996-
                         LB1A
                       (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.

                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                     INDEX OF EXHIBITS




                                        Page of
                                        Sequentially
                                        Numbered Pages




21.1 Monthly Remittance Statement dated                8-
     17 as of December 25, 1996.

21.2 No-Action Letter                             6-7
Page 6 Exhibit 21.2

January 10, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Trust Agreement dated as of November 1, 1996 (the "Trust Agreement") among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), and Norwest Bank Minnesota,
N.A., as trustee (the "Trustee"), is the Current Report on Form 8-K (the "Report").

   The Trust consists of primarily a segregated pool of
conventional, one-to four-family, fixed-rate, fully
amortizing first lien mortgage loans.  The certificates
relating to then of such classes as registered under the
Securities Act of 1933, as amended, by a Registration
Statement on Form S-11.   As a result, the Trust is
subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). The Trust intends to fulfill these filing requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already issued by the staff with respect to substantially similar trusts.
In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool

     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a
Current Report on Form 8-K in substantially the form enclosed herewith, including as exhibits thereto the applicable Distribution Date reports. Each such Current
Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1,2,4, or 5 of Part II of Form 10-
Q.

   3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4, of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and
9 Page 7 Exhibit 21.2


of Part II, Items 12 and 13 of Part III and Item 14 of
Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Trust
Agreement, in the manner described in the applicable no action letters.

   The trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under rule 15d
6.

   We have been advised by representatives of the Office of the Chief Counsel of the Division of Corporation
Finance that following the above procedures would be acceptable. We assume that the staff will promptly inform us if our understanding is incorrect. Please direct any questions to Shaydra Robinson of Norwest Bank Minnesota, N.A. at
(410) 884-2112.
Very truly yours,
Shaydra Robinson

Page 8 Exhibit 21.1


Salomon Brothers Mortgage Securities VII, Series
1996-LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized
Aggregate
Ending
         Class
Original Principal                     Losses
Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
A        Senior         Sequential Pay   Floater
194,978,000.00       5.73750000%               0.00
0.00               0.00   0.9960388346
B        Subordinate    Sequential Pay
Variable
4,897,473.16     134.35010153%
0.00
0.00               0.00   1.0000000000
R-I      Residual       Residual
Floater
100.00     320.84600238%               0.00
0.00               0.00   0.0000000000
R-II     Residual       Residual
Floater
100.00       5.73750000%               0.00
0.00               0.00   0.0000000000
Reserve  Subordinate    Pass Through
Variable
20,000.00       7.40377068%               0.00
0.00               0.00   0.9961155000
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
Totals
199,895,673.16                                 0.00
0.00               0.00   0.9961348
Page 9 Exhibit 21.1


                                          Salomon Brothers
Mortgage Securities VII, Series 1996-LB3
Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:
(410) 884-2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total
Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance
Distribution
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
A          11/29/1996          5.73750000%
194,978,000.00         963,313.19
772,340.11
0.00     194,205,659.89       1,735,653.30
B          11/29/1996        134.35010153%
4,897,473.16         548,313.35
0.00
0.00       4,897,473.16         548,313.35
R-I        11/29/1996        320.84600238%
100.00              27.62
100.00
0.00               0.00             127.62
R-II       11/29/1996          5.73750000%
100.00               0.49
100.00
0.00               0.00             100.49
Reserve    11/29/1996          7.40377068%
20,000.00             127.51
77.69
0.00          19,922.31             205.20
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
Totals
199,895,673.16       1,511,782.16         772,617.80
0.00     199,123,055.36       2,284,399.96
Page 10 Exhibit 21.1



Salomon Brothers Mortgage Securities VII, Series 1996-
LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Component Distribution Summary


Beginning
Principal             Ending
Ending
                      Original   Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Principal
Component              Balance           Rate
Balance       Distribution       Distribution Reduction
Balance       Distribution
Factor
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________________
LT2                   9,754.97    5.73750000%
9,754.97              48.20              38.85
0.00           9,716.12              87.05
0.9960174147
LT3                  10,245.03    9.29001500%
10,245.03              79.31              38.84
0.00          10,206.19             118.15
0.9962088935 Page 11 Exhibit 21.1


                                      Salomon Brothers
Mortgage Securities VII, Series 1996-LB3
Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting
Month:      November 1996             Phone:
(410) 884-2117
11000 Broken Land Parkway
Distribution
Date:  December 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class
Distribution Per 1,000 of Original Balance


Total Other

Total Interest Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution
Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
__________________________________________________________
__
__________________________________________________________
__ _____________________________
A                79548KSJ8             194,978,000.00
4.94062504      0.56611705      3.39504836      3.96116541
0.00000000    0.9960388346
B                N/A                     4,897,473.16
111.95841857      0.00000000      0.00000000
0.00000000
0.00000000    1.0000000000
R-I              79548KSG4                     100.00
276.20000000   1000.00000000      0.00000000
1000.00000000
0.00000000    0.0000000000
R-II             79548KSH2                     100.00
4.90000000   1000.00000000      0.00000000   1000.00000000
0.00000000    0.0000000000
Reserve          NA                         20,000.00
6.37550000      0.55600000      3.32850000      3.88450000
0.00000000    0.9961155000
__________________________________________________________
__
__________________________________________________________
__ _____________________________
Totals
199,895,673.16
0.9961348948
Page 12 Exhibit 21.1

Salomon Brothers Mortgage Securities VII, Series
1996-LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other
Total
Principal          Balance        Principal
Undistributed
Class                Balance        Principal
Principal        Accretion        Principal
Distribution
Reduction*          Balance        Principal
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
A             194,978,000.00       110,380.37
661,959.74             0.00
0.00
772,340.11             0.00
194,205,659.89
0.00
B               4,897,473.16
0.00
0.00             0.00             0.00
0.00
0.00     4,897,473.16             0.00
R-I                   100.00           100.00
0.00             0.00             0.00
100.00
0.00             0.00             0.00
R-II                  100.00           100.00
0.00             0.00             0.00
100.00
0.00             0.00             0.00
Reserve            20,000.00            11.12
66.57             0.00             0.00            77.69
0.00        19,922.31             0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
Totals        199,895,673.16       110,591.49
662,026.31             0.00
0.00
772,617.80             0.00
199,123,055.36
0.00


*Principal Balance Reduction

Realized Losses Principal Balance
Reduction 0.00
Negative Amortization Principal Balance
Reduction 0.00
Other
0.00
Page 13 Exhibit 21.1


Salomon Brothers Mortgage Securities VII, Series
1996-LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning Negative
Ending
                                    Principal/
Interest
Amortization
Principal/
                                      Notional
Interest       Shortfall/
Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
A                 5.73750000%   194,978,000.00
963,313.18             0.00             0.00
0.01             0.00       963,313.19   194,205,659.89
B               134.35010153%     4,897,473.16
548,313.35             0.00             0.00
0.00             0.00       548,313.35     4,897,473.16
R-I             320.84600238%           100.00
27.62             0.00             0.00             0.00
0.00            27.62             0.00
R-II              5.73750000%           100.00
0.49             0.00             0.00             0.00
0.00             0.49             0.00
Reserve           7.40377068%        20,000.00
127.51             0.00             0.00             0.00
0.00           127.51        19,922.31
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
Totals
1,511,782.15             0.00             0.00
0.01             0.00     1,511,782.16
Page 14 Exhibit 21.1



Salomon Brothers Mortgage Securities VII, Series 1996-
LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Fund Account Summary

__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee
1,548,111.16
Interest Payments
1,511,654.65
    Scheduled Principal
110,591.49
Scheduled Principal Payment
110,580.37
    Other Principal
662,026.31
Other Principal Payments
661,467.29
    Negative Amortization
0.00
Reserve Fund 1
697.65
    Deposits from Reserve Fund
0.00
Fees and Expenses
36,329.00
    Gain/Loss Adjustment
0.00
Other Withdrawals
0.00
    Other Deposits
0.00

   Total Deposit
2,320,728.96                Total Withdrawals
2,320,728.96


Ending Balance
0.00
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________


Beginning         Current           Other         Current
Other
                                          Initial Balance
Requirement         Balance         Deposit
Deposit
Withdrawal      Withdrawal  Ending Balance

Reserve Fund - 1                                     0.00
0.00            0.00          697.65            0.00
0.00            0.00          697.65
Page 15 Exhibit 21.1



Salomon Brothers Mortgage Securities VII, Series 1996-
LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117 11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167 Columbia, MD 21044-7800


Loss/Delinquency Detail Supplement

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00


Pool
Initial Loss    Current Loss  Current Loss
#     Loss Type
Limit Amount    Limit Amount Limit Percent
__________________________________________________________
__ ______________________________________________________
X     Bankruptcy Losses
100,000.00      100,000.00   0.05022020%
X     Fraud Losses
5,996,870.19    5,996,870.19   3.01164030%
X     Special Hazard Losses
1,998,956.73    1,998,956.73   1.00388010%

        30  Days  Delinquent    60  Days  Delinquent    90
Days  Delinquent             Foreclosures
Bankruptcy              REO's                 Totals
          Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number       Balance    Number       Balance
              50  4,787,420.48         8
840,992.83
0          0.00         4    528,709.93         0
0.00         0          0.00        62  6,157,123.24
Total
              50  4,787,420.48         8
840,992.83
0          0.00         4    528,709.93         0
0.00         0          0.00        62  6,157,123.24


Page 16 Exhibit 21.1


                                       Salomon Brothers
Mortgage Securities VII, Series 1996-LB3
Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting
Month:      November 1996              Phone:
(410) 884-2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800

Collateral Summary


Total|              Pool X

Monthly P&I Constant
1,741,992.51|        1,741,992.51
|
Positive Amortization
110,591.49|          110,591.49
Negative Amortization
0.00|                0.00
Regular Curtailments
560.50|              560.50
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
661,466.31|          661,466.31
Principal Adjustments
(0.50)|              (0.50)
  Total Principal Trust Distribution
772,617.80|          772,617.80

|
Scheduled Interest
1,631,401.02|        1,631,401.02
Servicing Fee
83,289.86|           83,289.86
Master Servicing Fee
583.03|              583.03
Spread
0.00|                0.00
     Total Pass-Through Interest
1,547,528.13|        1,547,528.13
|
Beginning Balance
199,895,673.16|      199,895,673.16
Ending Balance
199,123,055.36|      199,123,055.36
Gross P&I Distribution
2,320,728.96|        2,320,728.96
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,320,728.96|        2,320,728.96

|
Beginning Loan Count
1959|                1959
Number of Loan Payoffs
6|                   6
Ending Loan Count
1953|                1953

|
Weighted Average Maturity
351.0000000000|      351.0000000000
Weighted Average Gross Rate
9.979351500%|        9.979351500%
Weighted Average Net Rate
9.293515000%|        9.293515000%
Weighted Average Pass-Through Rate
9.290015000%|        9.290015000%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00
Page 17 Exhibit 21.1



Salomon Brothers Mortgage Securities VII, Series
1996-LB3 Norwest Bank Minnesota, N.A.
Contact:                           Carol Tracey
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-
2117
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
__________________________________________________________
__
__________________________________________________________
__ ___________________________________________
Reserve Fund - 1
0.00            0.00          697.65        (697.65)
0.00000000%          697.65               0.00
Subordination
4,917,473.16            0.00            0.00
0.00
2.46952592%    4,917,395.47     199,123,055.36





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

__________________________________________________________
_ Senior                    772,340.11  99.96405856%
99.80909924%  99.98994451%
Subordinate                      77.69   0.01005542%
0.01005502%   0.01005549%